                                                                   Exhibit 99.02

                                  ATMI, Inc.
                     Supplemental Consolidated Balance Sheet

                                                                                     September 30,         December 31,
                                                                                         1997                  1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                      (Unaudited)
Assets
Current assets:
   Cash and cash equivalents                                                         $   7,306,000         $  12,574,000
   Marketable securities                                                                15,829,000            18,238,000
   Accounts receivable, net                                                             19,184,000            13,804,000
   Notes and other receivables                                                           4,376,000             2,933,000
   Inventories                                                                           9,269,000             7,769,000
   Deferred merger costs                                                                 6,642,000                     -
   Other                                                                                 1,145,000               718,000
---------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                    63,751,000            56,036,000

Property and equipment, net                                                             36,164,000            30,660,000

Goodwill and other long-term assets, net                                                 7,626,000             6,495,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                     $ 107,541,000         $  93,191,000
===========================================================================================================================

Liabilities and stockholders' equity
Current liabilities:
   Notes payable, current portion                                                    $   1,562,000         $   2,059,000
   Capital lease obligations, current portion                                            2,696,000             1,837,000
   Accounts payable                                                                      4,632,000             5,219,000
   Accrued expenses                                                                      7,856,000             3,921,000
   Accrued commissions                                                                   2,295,000             1,379,000
   Accrued litigation settlement                                                                 -             2,000,000
   Deferred income taxes                                                                 1,052,000             1,989,000
   Other                                                                                 3,549,000             1,046,000
---------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                               23,642,000            19,450,000

Notes payable, less current portion                                                      9,755,000            10,342,000
Capital lease obligations                                                                6,827,000             5,427,000
Deferred income taxes                                                                    1,579,000             1,873,000
Other long-term liabilities                                                                 88,000                81,000

Minority interest                                                                          578,000               545,000

Stockholders' equity:
    Preferred stock, par value $.01: 2,000,000 shares authorized;
        none issued and outstanding                                                              -                     -
    Common stock, par value $.01: 30,000,000 shares authorized;
        Issued 17,935,973 in 1997 and 17,873,128 in 1996                                   179,000               179,000
    Additional paid-in capital                                                          37,924,000            37,431,000
    Cumulative translation adjustment                                                      (62,000)              (55,000)
    Retained earnings                                                                   27,031,000            17,918,000
---------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                              65,072,000            55,473,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                     $ 107,541,000         $  93,191,000
===========================================================================================================================

See accompanying notes.

                                   ATMI, Inc.
                Supplemental Consolidated Statement of Operations

                                                                      Nine months ended September 30,
                                                                        1997                1996
---------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)         (Unaudited)
Revenues:
   Product revenues                                                 $ 66,427,000         $ 59,597,000
   Contract revenues                                                   7,121,000            7,479,000
---------------------------------------------------------------------------------------------------------
Total revenues                                                        73,548,000           67,076,000
Cost of revenues:
   Cost of product revenues                                           29,468,000           24,535,000
   Cost of contract revenues                                           5,974,000            6,331,000
---------------------------------------------------------------------------------------------------------
Total cost of revenues                                                35,442,000           30,866,000
---------------------------------------------------------------------------------------------------------
Gross profit                                                          38,106,000           36,210,000

Operating expenses:
   Research and development                                            7,863,000            6,927,000
   Selling, general and administrative                                17,192,000           15,881,000
---------------------------------------------------------------------------------------------------------
                                                                      25,055,000           22,808,000
---------------------------------------------------------------------------------------------------------
Operating income                                                      13,051,000           13,402,000

Interest income                                                        1,166,000            1,043,000
Interest expense                                                      (1,274,000)          (1,070,000)
---------------------------------------------------------------------------------------------------------
Income before taxes and minority interest                             12,943,000           13,375,000
Income taxes (Note 4)                                                  3,782,000            2,942,000
---------------------------------------------------------------------------------------------------------
Income before minority interest                                        9,161,000           10,433,000
Minority interest                                                        (48,000)             129,000
---------------------------------------------------------------------------------------------------------

Net income (Note 4)                                                  $ 9,113,000         $ 10,562,000
=========================================================================================================

Net income per share (Note 4)                                           $0.49                $0.57
---------------------------------------------------------------------------------------------------------

Weighted average shares outstanding                                   18,730,000           18,460,000
=========================================================================================================

See accompanying notes.

                                   ATMI, Inc.
                Supplemental Consolidated Statement of Cash Flows


                                                                                Nine months ended September 30,
                                                                                    1997               1996
--------------------------------------------------------------------------------------------------------------------
                                                                                (Unaudited)        (Unaudited)
Operating activities
Net income                                                                   $     9,113,000      $   10,562,000
Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                                 3,936,000           3,064,000
     Deferred income taxes                                                        (1,231,000)           (162,000)
     Minority interest in net earnings of subsidiaries                                33,000              51,000
     Changes in operating assets and liabilities
        Increase in accounts and notes receivable                                 (6,823,000)         (1,556,000)
        Increase in inventory                                                     (1,500,000)         (3,617,000)
        Increase in deferred merger costs                                         (6,642,000)                  -
        Increase in other assets                                                  (1,308,000)           (722,000)
        (Decrease) increase in accounts payable                                     (587,000)            538,000
        Increase in accrued expenses                                               2,851,000           1,510,000
        Increase in other liabilities                                              2,503,000             247,000
--------------------------------------------------------------------------------------------------------------------
Total adjustments                                                                 (8,768,000)           (647,000)
--------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                            345,000           9,915,000
--------------------------------------------------------------------------------------------------------------------

Investing activities
Capital expenditures                                                              (5,587,000)        (10,792,000)
Long-term investment                                                                (250,000)                  -
Sale of marketable securities, net                                                 2,409,000           4,995,000
--------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                             (3,428,000)         (5,797,000)
--------------------------------------------------------------------------------------------------------------------

Financing activities
Proceeds from issuance of notes payable                                                    -             668,000
Principal payments on notes payable                                               (1,084,000)                  -
Distribution to shareholders                                                               -          (1,485,000)
Payments on capital lease obligations                                             (1,594,000)           (956,000)
Proceeds from exercise of stock options and warrants                                 493,000              79,000
--------------------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                             (2,185,000)         (1,694,000)
--------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                         (5,268,000)          2,424,000
Cash and cash equivalents, beginning of period                                    12,574,000          11,962,000
--------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                        $  7,306,000      $   14,386,000
====================================================================================================================

See accompanying notes.

                                  ATMI, Inc.
        Notes To Supplemental Consolidated Interim Financial Statements
                                  (unaudited)
1. Basis of Presentation

Advanced Technology Materials, Inc. underwent a reorganization involving the creation of a new holding company (ATMI, Inc. - the successor registrant of Advanced Technology Materials, Inc.) by means of a merger resulting in the prior registrant becoming a wholly owned subsidiary of the holding company. In addition, these supplemental consolidated financial statements give retroactive effect to the acquisitions of Advanced Delivery & Chemical Systems Nevada Inc., and related entities (the "ADCS Group") and Lawrence Semiconductor Laboratories, Inc. and affiliate ("LSL") which have been accounted for using the pooling-of-interests method. Both of these acquisitions occurred on October 10, 1997, as part of the consummation of the transactions described in Note 5 below. The accompanying unaudited interim financial statements are those of ATMI, Inc. ("ATMI" or the "Company"), the newly formed company, and have been prepared in accordance with the instructions to Form 10-Q and Rule 10.01 of Regulation S-X and do not include all of the financial information and disclosures required by generally accepted accounting principles.

In the opinion of the management of ATMI, the successor registrant to Advanced Technology Materials, Inc. ("ATM"), the financial information contained herein has been prepared on the same basis as the audited Consolidated Financial Statements contained in ATM's Form 10-K for the year ended December 31, 1996, and includes adjustments (consisting only of normal recurring adjustments) necessary to present fairly the unaudited quarterly results set forth herein. The Company's nine month results have, in the past, been subject to fluctuation and, thus, the operating results for any quarter are not necessarily indicative of results for any future fiscal period. For further information, refer to the supplemental financial statements and footnotes thereto included in this Form 8-K/A.

2. Per Share Data

Earnings per common share is computed using the treasury stock method based on the weighted average number of common and common equivalent shares outstanding during the period. Shares from the assumed exercise of options and warrants granted by ATMI have been included in the computation of earnings per share for all periods, unless their inclusion would be antidilutive.

In February 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share, which is required to be adopted on December 31, 1997. This Statement simplifies the computation of earnings per share and makes the computation more consistent with those of other countries. The implementation will require the disclosure of basic and diluted earnings per share. The Company will adopt this Statement during the fourth quarter of 1997. Pro forma basic earnings per share under the new computation is $.51 and $.59 for the nine months ended September 30, 1997 and 1996, respectively.

                                  ATMI, Inc.
  Notes To Supplemental Consolidated Interim Financial Statements (continued)
                                  (unaudited)

3. Inventories

Inventories are comprised of the following:

                                       September 30,         December 31,
                                            1997                 1996
                                     ------------------    -----------------
     Raw materials                      $ 6,150,000           $ 5,538,000
     Manufacturing spare parts            1,082,000             1,266,000
     Work in process                      1,228,000               687,000
     Finished goods                       1,552,000               937,000
                                     ------------------    -----------------
                                         10,012,000             8,428,000
     Obsolescence reserve                  (743,000)             (659,000)
                                     ==================    =================
                                        $ 9,269,000           $ 7,769,000
                                     ==================    =================

4. Income taxes

ATMI's income tax expense in 1997 and 1996, relates to federal taxes and state taxes on income generated, partially offset by the utilization of loss carryforwards and available state tax credits.

Prior to ATMI's acquisition of the ADCS Group, the stockholders of Advanced Delivery & Chemical Systems Nevada, Inc. ("ADCS Nevada") elected S-corporation status effective April 1, 1996. In October 1996, as a result of a transfer of shares to an ineligible S-Corporation shareholder, the S status was terminated. During the period that ADCS Nevada was an S-Corporation, its earnings were not subject to federal corporate income tax. Additional federal corporate income tax of $1,517,000 would have resulted if ADCS Nevada been taxed as a C-Corporation for the nine months ended September 30, 1996, and the pro forma consolidated net income and net income per share for ATMI for the nine months ended September 30, 1996 would have been $9,045,000 and $0.49, respectively.

5. Mergers and Acquisitions

On October 10, 1997, pursuant to an Agreement and Plan of Merger and Exchange dated April 7, 1997 (the "Merger and Exchange Agreement"), the Company issued 5,468,747 of its Common Stock in exchange for all the ownership interests of the ADCS Group. The ADCS Group manufactures, markets and designs ultrahigh purity specialty thin film materials and related delivery equipment for the semiconductor and semiconductor equipment manufacturing industries. The Company is continuing the business of the ADCS Group and integrating its semiconductor thin film and delivery systems product lines of the NovaMOS division into the business of the ADCS Group.

                                  ATMI, Inc.
  Notes To Supplemental Consolidated Interim Financial Statements (continued)
                                  (unaudited)

5. Mergers and Acquisitions (continued)

In order to accomplish the tax-free and pooling of interest treatment of the transaction contemplated by the Merger and Exchange Agreement, Advanced Technology Materials, Inc. underwent a reorganization involving the creation of a new holding company (ATMI, Inc. - the successor registrant of Advanced Technology Materials, Inc.) by means of a merger resulting in the prior registrant becoming a wholly-owned subsidiary of the holding company. Pursuant to the reorganization, each outstanding share of common stock of ATM was converted into one share of the Company's Common Stock. The reorganization was intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and has been accounted for as a pooling of interests.

Also on October 10, 1997, pursuant to an Agreement and Plan of Merger, dated as of May 17, 1997, as amended (the "Lawrence Merger Agreement"), the Company issued 3,628,571 shares of the Company's Common Stock in exchange for all of the outstanding common stock of LSL in a merger transaction. As a result, LSL became a wholly-owned subsidiary of the Company. The amount of shares issued in connection with this merger may be subject to adjustment based on the change in the net book value of LSL since December 31, 1996. LSL is an outsourcer of epitaxial processing of silicon wafers using chemical vapor deposition technology to meet customer specifications. The Company is continuing the business of LSL by integrating it with the Epitronics division of the Company which develops, manufactures, distributes and sells high performance substrates and thin film deposition services to the semiconductor industry. The acquisition of LSL was also intended to be a tax-free transaction under the Code and has been accounted for as a pooling of interests.

The former securityholders of the ADCS Group and LSL have agreed to indemnify the Company and certain of its subsidiaries and affiliates from and against certain losses arising out of breaches of representations and warranties made by the respective securityholders and for certain tax matters. As security for these obligations, the former securityholders of the ADCS Group have delivered 750,000 shares of the Company's Common Stock which they received and the former securityholder of LSL delivered five percent of the LSL consideration received, into escrow in connection with the acquisitions by the Company of the ADCS Group and LSL.

                                  ATMI, Inc.
  Notes To Supplemental Consolidated Interim Financial Statements (continued)
                                  (unaudited)

5. Mergers and Acquisitions (continued)

The following represents unaudited results of operations of the Company and the merged entities of ADCS and LSL for the nine months ended September 30, 1997 and 1996, are as follows (in thousands):

                                                Nine Months
                                                -----------
                                          1997               1996
                                          ----               ----
           Revenues:
           --------
              ATM                     $41,286,000         $34,584,000
              ADCS and LSL            $32,262,000         $32,492,000

           Net Income:
           ----------
              ATM                     $ 3,979,000         $ 2,085,000
              ADCS and LSL            $ 5,134,000         $ 8,477,000

Had ADCS been treated as a C-Corporation for all of 1996 (see Note 4) the net income for ADCS and LSL combined for the nine months ended September 30, 1996 would have been $6,960,000.

As of September 30, 1997, approximately $6,642,000 of non-recurring transaction costs have been classified on the consolidated balance sheet of ATMI as deferred merger costs. This amount will be expensed, as part of approximately $9,000,000 of non-recurring costs, as a one-time charge in the fourth quarter of 1997 in conjunction with the October closing of the transactions.